Independent Bank

IndependentBank.com

Independent Bank Corporation

2011 Annual Meeting of Shareholders

Annual Shareholders Meeting

Today’s Agenda

  Introductions

  Voting upon the matters listed in the Company’s 2011 Proxy Statement

  Presentation by IBC CEO and CFO

  Question and answer session

2	IndependentBank.com	April 26, 2011

Annual Shareholders Meeting

IBC Board of Directors

Jeffrey A. Bratsburg, Chairman

Donna J. Banks, Ph.D.

Stephen L. Gulis Jr.

Terry L. Haske

Robert L. Hetzler

Michael M. Magee Jr.

James E. McCarty

Charles A. Palmer

Charles C. Van Loan

Note: Clarke B. Maxson retired from the Board of Directors at the end of 2010.

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Annual Shareholders Meeting

IBC Executive Management

Michael M. Magee Jr. – Chief Executive Officer

William B. Kessel – President and Chief Operating Officer

Robert N. Shuster – EVP/Chief Financial Officer

Mark L. Collins – EVP/General Counsel

Stefanie M. Kimball – EVP/Chief Lending Officer

David C. Reglin – EVP/Retail Banking

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Annual Shareholders Meeting

2011 Annual Meeting of Shareholders

  Secretary for the meeting (Robert Shuster)

  Inspectors of election (Charles Schadler/David Edwards)

  Record date: February 28, 2011

  Approximate mailing date of Proxy Statement: March 22, 2011

  Shares entitled to vote: 7,860,849

  Determination of quorum

  Voting on proposals

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Annual Shareholders Meeting

Proposal #1
Election of Directors

Charles A. Palmer                   Terry L. Haske                 Stephen L. Gulis Jr.

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Annual Shareholders Meeting

Proposal #2

Ratification of Auditors

  Crowe Horwath LLP has served as IBC’s independent registered public accounting firm since 2005
  Crowe Horwath was founded in 1942 and is one of the ten largest accounting and consulting firms in the U.S.
  IBC is served by Crowe Horwath’s Grand Rapids, Michigan, and South Bend, Indiana, offices

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Annual Shareholders Meeting

Proposal #3

Advisory Vote on Executive Compensation

The Board has solicited a non-binding advisory vote from our shareholders to approve the compensation of our executives as described in our proxy materials.

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Annual Shareholders Meeting

Proposal #4

Amend Long-term Incentive Plan

Our shareholders are being asked to approve an amendment to the Company’s Long-term Incentive Plan to:

  Extend the Plan for an additional 10 years; and

  Make an additional 750,000 shares of our common stock available for issuance under the Plan

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Annual Shareholders Meeting

Proposal #5

Authorize Additional Shares Under an Equity Line Facility

Our shareholders are being asked to approve a proposal to authorize the Company to sell 2,500,000 additional shares under an equity line facility.

  Equity line facility of up to $15 million was established in July 2010 with Dutchess Opportunity Fund, II, LP

  This facility provides a contingent source of liquidity for the holding company that is particularly important since Independent Bank cannot currently pay dividends to the parent company

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Annual Shareholders Meeting

Management Transition Plan

On February 15, 2011, the Company publicly announced a management transition plan.

  Brad Kessel appointed as President and Chief Operating Officer effective April 1, 2011, and adding Chief Executive Officer role on January 1, 2013

  Michael M. Magee Jr. remains as Chief Executive Officer until his retirement at the end of 2012

  Michael M. Magee Jr. becomes Chairman of the Board effective April 27, 2011

  Jim McCarty becomes Lead Director effective April 27, 2011

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IBC Overview

Michael M. Magee Jr.

Chief Executive Officer

Independent Bank

IndependentBank.com

Annual Shareholders Meeting

Safe Harbor Statement

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Forward-looking statements include expressions such as “expects,” “intends,” “believes” and “should” which are statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

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Annual Shareholders Meeting

2010 Summary – Our Focus on Asset Quality, Core Deposit Growth and Capital

Substantial improvement in asset quality metrics
Continued progress in restructuring the balance sheet and reducing higher risk loans
Core deposit growth with focus on building relationships
Emphasis on enhancing franchise value with investment in:
Staff training (online learning management and live meeting technology)
Security technology and fraud prevention
Treasury management services
Social media marketing
Significant reduction in net loss
Achieved several goals in our Capital Plan

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Annual Shareholders Meeting

Improvement in Asset Quality

  Improving asset quality is our number one priority

  Reduced non-performing loans by nearly 40% in 2010

  Loan net charge-offs reduced by nearly 25% in 2010

  Reduced loan delinquency rates at year-end 2010

  Participating in programs, such as MSHDA’s Hardest Hit, to assist homeowners and help them avoid foreclosure

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Annual Shareholders Meeting

Core Deposits*

  Core deposits have grown by $94 million or 5% since the end of 2008
  Checking, savings and money market accounts have grown by 19% since 2008
  For two consecutive years, we have earned a perfect “five” Power Circle™ Rating for customer service in J.D. Power and Associates Retail Banking Satisfaction Survey
  Company wide focus on our service mission to: “Impress every customer every day, every time”

*Excludes brokered certificates of deposit.

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Annual Shareholders Meeting

J.D. Power and Associates
2011 U.S. Retail Banking Satisfaction StudySM

Customer Satisfaction Index Ranking

North Central Region

(Based on a 1,000-point scale)

JDPower.com
Power Circle Ratings™
for consumers:
600
700
800
900
FirstMerit Bank 802
Flagstar Bank 802
Huntington National Bank 799
Independent Bank 799
First Financial Bank 789
Citizens Bank (MI) 787
1st Source Bank 786
Branch Banking & Trust (BB&T)/Colonial Bank 771
Chemical Bank 771
U.S. Bank 769
KeyBank 767
North Central Region Average 765
WesBanco Bank 763
City National Bank (WV) 762
Chase 759
Regions Bank 759
Fifth Third Bank 756
Wells Fargo 756
Charter One 753
PNC Bank/National City 753
Comerica Bank 750
Bank of America 733
TCF National Bank 732
Old National Bank 722

The publisher of this graph is J.D. Power and Associates and the source is J.D. Power and Associates 2011 U.S. Retail Banking Satisfaction StudySM. Rankings are based on numerical scores, and not necessarily on statistical significance. JDPower.com Power Circle RatingsTM are derived from consumer ratings in J.D. Power studies.

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Annual Shareholders Meeting

Bank Regulatory Capital Ratios

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Annual Shareholders Meeting

Capital Plan Update

Major accomplishments in 2010:

  April 2010 – completed an exchange agreement with U.S. Treasury to exchange 72,000 shares of Series A preferred stock and $2.4 million of accrued and unpaid dividends into 74,426 shares of Series B cumulative mandatorily convertible preferred stock
  June 2010 – completed an exchange of $41.4 million of trust preferred securities and $2.3 million of accrued and unpaid interest into 5.1 million shares of common stock
  July 2010 – established $15 million equity line facility as a contingent source of liquidity at parent holding company

Goals for 2011:

  Revise terms for early conversion of Series B preferred stock to allow for a smaller common equity offering
  Size of common equity offering will be designed to preserve the Company’s $66 million net deferred tax asset

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Annual Shareholders Meeting

Michigan Economy

  Showing signs of stabilization as we moved though 2010

  Unemployment rate has fallen to 10.4% in February 2011 vs. 13.5% a year earlier and vs. a peak of 14.5% in December 2009

  As of February 2011, 3.9 million people were employed in Michigan, which is an increase of 71,000 jobs since February 2010

  Rebound in manufacturing

  Housing affordability measures in several Michigan markets among the best in the country

  Stability of housing prices and level of foreclosures remains a challenge

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Annual Shareholders Meeting

2011 – Our Commitment to Future Profitability

  Although we expect to incur a net loss in 2011 (primarily reflecting still elevated credit related costs), we also expect to see continued improvement in asset quality

  Expect the Bank to remain “well-capitalized”

  Optimistic for a return to profitability in 2012 with continued progress in improving asset quality metrics and a further reduction in credit related costs

  Completion of Capital Plan during 2011

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IBC Financial Overview

Robert N. Shuster
Executive Vice President and CFO

Independent Bank
IndependentBank.com

Annual Shareholders Meeting

Net Income (Loss) Applicable
to Common Stock

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Annual Shareholders Meeting

Net Income (Loss) Per Share Applicable
to Common Stock

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Annual Shareholders Meeting

Select Components of Total Assets

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Annual Shareholders Meeting

Net Interest Margin

Note: 2007 and 2006 data is presented on a tax equivalent basis.

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Annual Shareholders Meeting

Analysis of Net Interest Income

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Annual Shareholders Meeting

Non-Performing Loans*

*Excludes loans classified as “troubled debt restructurings” that are still performing.

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Annual Shareholders Meeting

Provision for Loan Losses

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Annual Shareholders Meeting

Net Loan Charge-Offs

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Annual Shareholders Meeting

Allowance for Loan Losses

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Annual Shareholders Meeting

Tangible Common Equity

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Q&A

Michael M. Magee Jr.
President and Chief Executive Officer

Robert N. Shuster
Executive Vice President and Chief Financial Officer

Independent Bank
IndependentBank.com

Annual Shareholders Meeting

Voting Results

  Shares entitled to vote: 7,860,849

  Proposal #1 – Election of Directors

  Proposal #2 – Ratification of Auditors

  Proposal #3 – Advisory (Non-Binding) Vote on Executive Compensation

  Proposal #4 – Amendment of Long-term Incentive Plan

  Proposal #5 – Authorize 2,500,000 Additional Shares of Common Stock Under an Equity Line Facility

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Thank you
for attending.

Independent Bank
IndependentBank.com